                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMSSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      January 20, 2006 (January 17, 2006)


                      FIRST ROBINSON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                            0-29276                    36-4145294
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)


                 501 EAST MAIN STREET, ROBINSON. ILLINOIS 62454
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (618) 544-8621
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

        On January 17, 2006, the Board of Directors of First Robinson Financial Corporation approved a repurchase program of its equity stock. The Company may repurchase up to 25,000 shares of the Company's common stock from time to time, in the open market, when deemed appropriate by management. The Program approved January 17, 2006 will expire on December 31, 2006 or when 25,000 of the Company's outstanding shares are purchased. A previous program approved January 18, 2005 expired on December 31, 2005 with 19,295 of the approved 25,000 shares purchased.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      FIRST ROBINSON FINANCIAL CORPORATION




Dated:  January 20, 2006                    By: /s/ Rick L. Catt
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                                                Rick L. Catt, President/CEO